UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report  (Date of earliest event reported):  June 26, 2018

PIER 1 IMPORTS, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE	001-07832	75-1729843
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
100 Pier 1 Place Fort Worth, Texas	76102
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code 817-252-8000

                    N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 26, 2018, Pier 1 Imports, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). The following describes the matters considered by the Company’s shareholders at the Annual Meeting and the final results of the voting at the meeting:

Proposal 1. To elect as directors the nine nominees named in the proxy statement to hold office until the next Annual Meeting and until their successors are elected and qualified.

In order to be elected, a nominee for director must receive the affirmative vote of a majority of the votes cast with respect to such nominee by the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. An “affirmative vote of a majority of the votes cast” means that the number of votes cast “For” a nominee exceeds the number of votes cast “Against” the nominee. Abstentions and Broker Non-Votes are not considered as votes cast.

Nominee	For	Against	Abstain	Broker Non-Votes
Claire H. Babrowski	43,443,488	3,647,202	197,468	23,492,057
Cheryl A. Bachelder	43,503,860	3,584,795	199,503	23,492,057
Robert L. Bass	45,906,317	1,160,617	221,224	23,492,057
Hamish A. Dodds	43,369,945	3,758,178	160,035	23,492,057
Brendan L. Hoffman	43,502,983	3,626,094	159,081	23,492,057
Alasdair B. James	43,596,976	3,522,144	169,038	23,492,057
Terry E. London	41,127,697	5,995,429	165,032	23,492,057
Michael A. Peel	43,543,745	3,590,025	154,388	23,492,057
Ann M. Sardini	43,536,378	3,597,319	154,461	23,492,057

Based on these results, each nominee was elected by the shareholders as a director, to hold office until the next Annual Meeting, and until his or her successor is elected and qualified.

Proposal 2. To vote on a non-binding, advisory resolution which reads: “RESOLVED, that the compensation of Pier 1 Imports’ named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and narrative discussion under the caption ‘Compensation,’ is hereby APPROVED.”

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the resolution is required to approve the resolution.  Abstentions are counted as represented and entitled to vote on the resolution and have the effect of a vote “Against” the resolution.  Broker Non-Votes are not considered entitled to vote on the resolution and are not counted in determining the number of shares necessary for approval of the resolution.

For	Against	Abstain	Broker Non-Votes
43,033,455	3,598,559	656,144	23,492,057

Based on these results, the non-binding, advisory resolution was approved by the shareholders.

Proposal 3. Ratification of the Audit Committee’s engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019.

The affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the proposal is required to ratify the engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019.  Abstentions are counted as represented and entitled to vote on the proposal and have the effect of a vote “Against” the proposal.

For	Against	Abstain	Broker Non-Votes
68,447,168	1,835,166	497,881	N/A

Based on these results, the shareholders ratified the Company’s engagement of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIER 1 IMPORTS, INC.

Date:	June 28, 2018	By:	/s/ Michael A. Carter
Michael A. Carter, Executive Vice President Compliance
and General Counsel, Secretary